UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2025, the board of directors (the “Board”) of Edible Garden AG Incorporated (the “Company”) approved an increase to the size of the Board from four directors to five. Additionally, on December 29, 2025, the Board appointed Michael J. Naidrich to the Board, effective immediately. Mr. Naidrich will serve on the Board until the Company’s 2026 annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier death, disqualification, resignation or removal. Mr. Naidrich has been appointed to the Audit Committee, Compensation Committee, and Nominating and Governance Committee of the Board and has been appointed as Chair of the Audit Committee.

Mr. Naidrich will be compensated for his service on the Board in the same manner as the Company’s other non-employee directors. Accordingly on December 29, 2025, Mr. Naidrich received a restricted stock award of 131,810 shares under the Company’s 2025 Officer and Director Equity Incentive Plan, which will vest on December 29, 2026, subject to Mr. Naidrich’s continued service on the Board.

Mr. Naidrich was not selected to serve on the Board under any arrangement or understanding between him and any other person. The Company is not aware of any transactions with Mr. Naidrich that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On December 30, 2025, the Company issued a press release announcing the appointment of Mr. Naidrich to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided pursuant to this Item 7.01, including Exhibit 99.1, is being “furnished” herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section, nor shall the information be deemed to be incorporated by reference into any filing of Edible Garden AG Incorporated under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically provided in such a filing.

Item 8.01 Other Events.

Mathew McConnell, a director on the Board, has been appointed Executive Vice President of the Company. In connection with this appointment, Mr. McConnell will no longer serve on the Audit Committee, Compensation Committee, and Nominating and Governance Committee of the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: December 30, 2025	/s/ James E. Kras
	Name:	James E. Kras
	Title:	President and Chief Financial Officer

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